Exhibit 99.1

Infinite Acquisitions Partners Announces LOI with Oceaneering International, Inc. for Acquisition of Oceaneering Entertainment Systems (OES); Infinite and Falcon’s Beyond Global, Inc. Announce LOI for Falcon’s to Operate OES

●	OES, currently part of Oceaneering International, Inc., built its reputation over decades as a global leader in advanced ride and show systems

●	Falcon’s Beyond would seek to employ key OES staff to operate OES

Henrico, VA and Orlando, FL (November 19, 2024) — Infinite Acquisitions Partners LLC (“Infinite”) today announced it has entered into a nonbinding letter of intent (“LOI”) with Oceaneering International, Inc. (“OII”) for Infinite to acquire Oceaneering Entertainment Systems (OES) from OII through an acquisition of assets. In addition, Infinite and Falcon’s Beyond Global, Inc. (Nasdaq: FBYD) (“Falcon’s Beyond”), a visionary leader in innovative and immersive storytelling through Falcon’s Creative Group, Falcon’s Beyond Destinations and Falcon’s Beyond Brands, today announced that they have entered into a nonbinding LOI for Falcon’s Beyond to operate OES. Infinite is a major stockholder of Falcon’s Beyond.

OES, the entertainment focused arm of OII, has been an industry leader in developing complex ride and show systems for over 25 years. OES is an award-winning pioneer of entertainment systems and show equipment and a trusted provider to the world’s top theme park developers and operators.

OES and Falcon’s Beyond have collaborated on themed entertainment projects globally for more than two decades. If the transactions proceed, Infinite, as the owner of OES, would tap Falcon’s Beyond’s expertise to operate OES, including its development and support of trackless ride vehicles, flying theaters and beyond. Falcon’s Beyond would seek to employ key OES staff in operating OES.

“We are excited about the opportunity to own and grow OES,” said Lucas Demerau, President of Infinite. “We believe that Falcon’s expertise in experiential themed entertainment and technology makes them a great fit and they’ll be able to operate and further amplify the OES brand.”

“We are thrilled to pursue the opportunity to operate OES and to build upon OES’ legacy of innovation powered by world-class employees,” said Cecil D. Magpuri, CEO of Falcon’s Beyond. “This strategic move would further bolster Falcon’s Beyond’s platform as a world-class entertainment provider.”

“Falcon’s innovative attraction development and storytelling prowess make it an ideal operator of OES,” said Dave Mauck, Vice President and General Manager of OII. “Existing OES customers would remain customers of OES, with Falcon’s Beyond servicing the contracts and providing the same high quality and level of service that has built OES’s stellar reputation.”

The transactions involving Infinite, OII, OES and Falcon’s Beyond are subject to ongoing discussions, due diligence and the execution of binding agreements, and there is no assurance that binding agreements for the transactions will be executed.

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About Infinite Acquisitions Partners LLC

Infinite Acquisitions Partners, based in Henrico, Virginia, is a major stockholder of Falcon’s Beyond.

About Falcon’s Beyond

Falcon’s Beyond is a visionary innovator in immersive storytelling, sitting at the intersection of three potential high growth business opportunities: content, technology, and experiences.

Falcon’s Beyond propels intellectual property (IP) activations concurrently across physical and digital experiences through three core business units:

●	Falcon’s Creative Group creates master plans, designs attractions and experiential entertainment, and produces content, interactives and software.

●	Falcon’s Beyond Destinations develops a diverse range of entertainment experiences using both Falcon’s Beyond owned and third party licensed intellectual property, spanning location-based entertainment, dining, and retail.

●	Falcon’s Beyond Brands endeavors to bring brands and intellectual property to life through animation, movies, licensing and merchandising, gaming as well as ride and technology sales.

Falcon’s Beyond also invents immersive rides, attractions and technologies for entertainment destinations around the world.

FALCON’S BEYOND and its related trademarks are owned by Falcon’s Beyond.

Falcon’s Beyond is headquartered in Orlando, Florida. Learn more at falconsbeyond.com.

Falcon’s Beyond’s Cautionary Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this press release, words such as “plans”, “intends”, “would”, “will”, and similar expressions identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Falcon’s Beyond’s management and are not predictions of actual performance. Forward-looking statements are not intended to serve as, and must not be relied upon as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those expressed in or implied by the forward-looking statements. Some of the factors that could cause actual events or results to differ include but are not limited to the following: (1) the risk that Falcon’s Beyond may not be able to enter into binding agreements for the operation of OES on terms satisfactory to Falcon’s Beyond or at all, or that Falcon’s Beyond may not be able to obtain any necessary consents or approvals to consummate such potential agreements, (2) Falcon’s Beyond’s ability to hire key former OES employees, (3) the risk that the announcement and pendency of the proposed transactions disrupt Falcon’s Beyond’s current plans and operations, (4) any failure to realize the anticipated benefits of the operation of OES, (5) Falcon’s Beyond’s ability to sustain its growth, effectively manage its anticipated future growth, and implement its business strategies to achieve the results it anticipates, (6) impairments of Falcon’s Beyond’s intangible assets and equity method investment in its joint ventures, (7) Falcon’s Beyond’s ability to raise additional capital, (8) the closure of Katmandu Park DR and the repositioning and rebranding of the FBD business, (9) the success of growth plans in FCG, (10) customer concentration in FCG, (11) the risk that contractual restrictions relating to the Strategic Investment by Qiddiya Investment Company may affect Falcon’s Beyond’s ability to access the public markets and expand its business, (12) the risks of doing business internationally, including in the Kingdom of Saudi Arabia, (13) Falcon’s Beyond’s indebtedness and reliance on related parties with respect to such indebtedness, (14) Falcon’s Beyond’s dependence on strategic relationships with local partners in order to offer and market its products and services in certain jurisdictions, (15) Falcon’s Beyond’s reliance on senior management and key employees, and its ability to hire, train, retain, and motivate qualified personnel, (16) cybersecurity-related risks, (17) the ability to protect Falcon’s Beyond’s intellectual property, (18) the ability to remediate identified material weaknesses in Falcon’s Beyond’s internal control over financial reporting, (19) the concentration of share ownership and the significant influence of the Demerau family and Cecil D. Magpuri, (20) the outcome of pending, threatened and future legal proceedings, (21) Falcon’s Beyond’s continued compliance with Nasdaq continued listing standards, (22) risks related to Falcon’s Beyond’s Up-C entity structure and the fact that Falcon’s Beyond may be required to make substantial payments to certain unitholders under the Tax Receivable Agreement, and (23) the risks disclosed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on April 29, 2024, and the Company’s other filings with the Securities and Exchange Commission. If any of these risks materialize or Falcon’s Beyond’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Falcon’s Beyond does not presently know or that Falcon’s Beyond believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements herein speak only as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Contacts:

Falcon’s Beyond

Media Relations:

Kathleen Prihoda, Falcon’s Beyond
kprihoda@falconsbeyond.com

Investor Relations:

Ir@falconsbeyond.com